Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David A. Guarino, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the annual report on Form 10-K/A of The Alkaline Water Company Inc. for the year ended March 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of The Alkaline Water Company Inc.

August 31, 2021

/s/ David A. Guarino
David A. Guarino
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)